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                                                                  EXHIBIT 10-c-8

                             CONEXANT SYSTEMS, INC.

                            UNANIMOUS WRITTEN CONSENT
                                       OF
                                SPECIAL COMMITTEE
                                       OF
                               BOARD OF DIRECTORS

         The undersigned, being all of the members of the Special Committee of the Board of Directors of Conexant Systems, Inc., a Delaware Corporation (the "Company"), appointed by action of the Board of Directors taken on July 2, 1999, do hereby consent in writing, pursuant to Section 141(f) of the Delaware General Corporation Law and the Company's By-Laws, to the taking of action embodied in the following resolutions, effective as of September 22, 1999 and do further hereby direct the Secretary of the Company to file this Consent with the minutes of the proceedings of the Board of Directors:

               WHEREAS, the Board of Directors by unanimous written consent dated July 2, 1999 (the "July 2 Consent") in accordance with Section 7 of the Company's 1999 Long-Term Incentives Plan (the "Plan") accelerated the earning of all shares of restricted stock of the Company issued to employees or new hires under the Plan pursuant to the Company's Horizons, ICP, Key Contributor and MBO programs for fiscal year 1999 (and expressly excluding awards of restricted stock outside of such programs, such as special awards for purposes of employee retention and other special awards outside of such programs) (the "Restricted Shares"), subject to the satisfaction of certain objectives set forth in the July 2 Consent;

               WHEREAS, the Board of Directors pursuant to the July 2 Consent appointed this Special Committee to determine whether such objectives shall have been met for the third and fourth fiscal quarters of 1999 and to report such determination to the Board of Directors at its first meeting following such determination; and

               WHEREAS, this Special Committee has been provided with an internal memo from D. W. Decker, Chairman and Chief Executive Officer; and a second internal memo from L. Brewster, Senior Vice President of Worldwide Sales detailing the rationale for successful completion of the three conditions set forth in the July 2 Consent;



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               NOW, THEREFORE, BE IT RESOLVED, that this Special Committee hereby determines that the following conditions set forth in the July 2 Consent have been substantially satisfied for purposes of the effectiveness of the amendment of outstanding awards of Restricted Shares in accordance with the Plan for the third and fourth fiscal quarters of 1999:

                    (i) the Company has maintained its key customer relations;
               and

                    (ii) during each of the three-month periods ending July 2,
               1999 and October 1, 1999, the Company's revenues have equaled or exceeded revenues in each of the preceding three-month periods; and

                    (iii) during each of the three-month periods ended July 2,
               1999 and October 1, 1999, the Company's profitability has exceeded the profitability in each of the preceding three-month periods; and further

               RESOLVED, that this Special Committee shall report the determination set forth in the immediately preceding resolution to the Board of Directors at its next meeting; and further

               RESOLVED, that the officers and the Assistant Secretaries of the Company be, and each of them hereby is, authorized, in the name and on behalf of the Company, to take or cause to be taken such other actions as any of them may deem appropriate to carry out the purpose and intent of the foregoing resolutions.

         This Unanimous Written Consent may be executed in several counterparts with the same effect as if the signatures were shown on one document.

Dated: September 22, 1999

                                                  /s/ D. R. BEALL
                                                  ------------------------------
                                                      D. R. Beall


                                                  /s/ D. W. DECKER
                                                  ------------------------------
                                                      D. W. Decker


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